Exhibit 10.6

ADMINISTRATION AGREEMENT

among

PORSCHE INNOVATIVE LEASE OWNER TRUST 2026-1,

as Issuer,

PORSCHE FINANCIAL SERVICES, INC.,

as Administrator

and

U.S. BANK TRUST COMPANY, NATIONAL ASSOCIATION,

as Indenture Trustee

Dated as of June 12, 2026

Table of Contents

Page

1.	Duties of the Administrator	1
2.	Records	3
3.	Compensation; Payment of Fees and Expenses	3
4.	Independence of the Administrator	3
5.	No Joint Venture	4
6.	Other Activities of the Administrator	4
7.	Representations and Warranties of the Administrator	4
8.	Administrator Replacement Events; Termination of the Administrator	5
9.	Action upon Termination, Removal or Resignation	6
10.	Liens	6
11.	Notices	6
12.	Amendments	6
13.	Governing Law; Submission to Jurisdiction; Waiver of Jury Trial	8
14.	Headings	8
15.	Counterparts	9
16.	Entire Agreement	9
17.	Severability of Provisions	9
18.	Not Applicable to PFS in Other Capacities; Merger of Administrator	9
19.	Benefits of the Administration Agreement	9
20.	Assignment	9
21.	Nonpetition Covenant	10
22.	Limitation of Liability of Owner Trustee and Indenture Trustee	10
23.	Each SUBI Separate; Assignees of SUBI	11
24.	Delegation of Duties	11
25.	Definitions; Other Interpretive Provisions	12
26.	Electronic Signatures and Transmission	12
27.	Indenture Trustee	13
28.	Multiple Roles	13

-i-	Administration Agreement (PILOT 2026-1)

THIS ADMINISTRATION AGREEMENT (as amended, restated, supplemented or otherwise modified and in effect from time to time, this “Agreement”) dated as of June 12, 2026, is among PORSCHE INNOVATIVE LEASE OWNER TRUST 2026-1, a Delaware statutory trust (the “Issuer”), PORSCHE FINANCIAL SERVICES, INC., a Delaware corporation, as administrator (“PFS” or, in its capacity as administrator, the “Administrator”), and U.S. BANK TRUST COMPANY, NATIONAL ASSOCIATION, a national banking association, as indenture trustee (the “Indenture Trustee”).

W I T N E S S E T H :

WHEREAS, the Issuer has issued the Notes pursuant to the Indenture and the Certificate pursuant to the Trust Agreement and has entered into or is subject to certain agreements in connection therewith, including, (i) the SUBI Transfer Agreement, (ii) the Indenture and (iii) the Note Depository Agreement (the Trust Agreement and each of the agreements referred to in clauses (i) through (iii) are referred to herein collectively as the “Issuer Documents”);

WHEREAS, to secure payment of the Notes, the Issuer has pledged the Collateral to the Indenture Trustee for the benefit of the Noteholders pursuant to the Indenture;

WHEREAS, pursuant to the Issuer Documents, the Issuer is required to perform certain duties;

WHEREAS, the Issuer desires to have the Administrator administer the affairs of the Issuer and perform certain of the duties of the Issuer and the Owner Trustee (in its capacity as owner trustee under the Trust Agreement), and to provide such additional services consistent with this Agreement and the Issuer Documents as the Issuer may from time to time request; and

WHEREAS, the Administrator has the capacity to provide the services required hereby and is willing to perform such services for the Issuer and the Owner Trustee on the terms set forth herein;

NOW, THEREFORE, in consideration of the mutual terms and covenants contained herein, and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties agree as follows:

1.             Duties of the Administrator.

(a)            Duties with Respect to the Issuer Documents. The Administrator shall perform all of its duties as Administrator under this Agreement and the Issuer Documents and administer and perform all of the duties and obligations of the Issuer and the Owner Trustee (in its capacity as owner trustee under the Trust Agreement) under the Issuer Documents, and no additional duties shall be read to be included herein; provided, however, except as otherwise provided in the Issuer Documents, that the Administrator shall have no obligation to make any payment required to be made by the Issuer under any Issuer Document. In addition, the Administrator shall consult with the Issuer and the Owner Trustee regarding its duties and obligations under the Issuer Documents; provided, further, however, that the Administrator shall have no obligation, and the Owner Trustee shall be required to fully perform its duties, with respect to the obligations of the Owner Trustee under Sections 11.13, 11.14, 11.15, 11.16 and 11.17 of the Trust Agreement and to otherwise comply with the requirements of the Owner Trustee related to Regulation AB. The Administrator shall monitor the performance of the Issuer and the Owner Trustee and shall advise the Issuer and the Owner Trustee when action is necessary to comply with the Issuer’s and the Owner Trustee’s duties and obligations under the Issuer Documents. The Administrator shall perform such calculations, and shall prepare for execution by the Issuer or the Owner Trustee (in its capacity as owner trustee under the Trust Agreement) or shall cause the preparation by other appropriate persons of all such documents, reports, filings, instruments, promissory notes, certificates, notices and opinions as it shall be the duty of the Issuer or the Owner Trustee (in its capacity as owner trustee under the Trust Agreement) to prepare, execute, file or deliver pursuant to the Issuer Documents. In furtherance of the foregoing, the Administrator shall take all appropriate action that is the duty of the Issuer or the Owner Trustee (in its capacity as owner trustee under the Trust Agreement) to take pursuant to the Issuer Documents, and shall prepare, execute, file and deliver on behalf of the Issuer or the Owner Trustee (in its capacity as owner trustee under the Trust Agreement) all such documents, reports, filings, instruments, promissory notes, certificates, notices and opinions as it shall be the duty of the Issuer or the Owner Trustee (in its capacity as owner trustee under the Trust Agreement) to prepare, execute, file or deliver pursuant to the Issuer Documents or otherwise by law.

Administration Agreement (PILOT 2026-1)

(b)            Notices to Rating Agencies. The Administrator shall give notice to each Rating Agency of (i) any merger or consolidation of the Owner Trustee pursuant to Section 10.4 of the Trust Agreement; (ii) any merger or consolidation of the Indenture Trustee pursuant to Section 6.9 of the Indenture; (iii) any resignation or removal of the Indenture Trustee pursuant to Section 6.8 of the Indenture; (iv) any Event of Default of which it has been provided notice pursuant to Section 6.5 of the Indenture; (v) any supplemental indenture pursuant to Section 9.1 or 9.2 of the Indenture; and (vi) the termination of, and/or appointment of a successor to, the Servicer pursuant to Section 8.1 of the Transaction SUBI Servicing Supplement; in the case of each of clauses (i) through (vi), promptly upon the Administrator being notified thereof by the Owner Trustee, the Indenture Trustee or the Servicer, as applicable.

(c)            No Action by Administrator. Notwithstanding anything to the contrary in this Agreement, the Administrator shall not be obligated to, and shall not, take any action that the Issuer directs the Administrator not to take or which would result in a violation or breach of the Issuer’s covenants, agreements or obligations under any of the Issuer Documents. The Administrator shall not direct the Owner Trustee to take any action in contravention of Section 4.1 of the Trust Agreement.

2	Administration Agreement (PILOT 2026-1)

(d)            Non-Ministerial Matters; Exceptions to Administrator Duties.

(i)            Notwithstanding anything to the contrary in this Agreement, with respect to matters that in the reasonable judgment of the Administrator are non-ministerial, the Administrator shall not take any action unless, within a reasonable time before the taking of such action, the Administrator shall have notified the Issuer of the proposed action and the Issuer shall not have withheld consent or provided an alternative direction. For the purpose of the preceding sentence, “non-ministerial matters” shall include, without limitation:

(A)          the initiation of any claim or lawsuit by the Issuer and the compromise of any action, claim or lawsuit brought by or against the Issuer;

(B)          the appointment of successor Note Registrars, successor Paying Agents, successor Indenture Trustees, successor Calculation Agents, successor Administrators or successor Servicers, or the consent to the assignment by the Note Registrar, the Paying Agent, the Calculation Agent or the Indenture Trustee of its obligations under the Indenture; and

(C)           the removal of the Indenture Trustee.

(ii)            Notwithstanding anything to the contrary in this Agreement, the Administrator shall not be obligated to, and shall not, (x) make any payments to the Noteholders under the Transaction Documents, (y) except as provided in the Transaction Documents, sell the Trust Estate or (z) take any other action that the Issuer directs the Administrator not to take on its behalf.

(e)            Dissolution of Issuer. Upon dissolution of the Issuer, the Administrator shall wind up the business and affairs of the Issuer in accordance with Section 9.2 of the Trust Agreement.

(f)             Exchange Act Filings. The Administrator and the Servicer each hereby acknowledge and agree that, pursuant to Section 3.18 of the Indenture, the Issuer has authorized the Servicer and the Transferor to prepare, sign, certify and file any and all reports, statements and information respecting the Issuer and/or the Notes required to be filed pursuant to the Exchange Act and the rules and regulations thereunder. The Servicer hereby agrees, for so long as it serves in such capacity, to prepare, sign, certify and file (or cause to be prepared, signed, certified and filed) any such reports, statements and information as and when required under applicable law and the Transaction Documents, including without limitation all Exchange Act Reports.

2.             Records. The Administrator shall maintain appropriate books of account and records relating to services performed hereunder, which books of account and records shall be accessible for inspection upon reasonable written request by the Issuer, the Transferor and the Indenture Trustee at any time during normal business hours.

3.             Compensation; Payment of Fees and Expenses. As compensation for the performance of the Administrator’s obligations under this Agreement and as reimbursement for its expenses related thereto, the Administrator shall be entitled to receive $5,000 annually, which shall be solely an obligation of the Servicer. The Administrator shall pay all expenses incurred by it in connection with its activities hereunder.

4.             Independence of the Administrator. For all purposes of this Agreement, the Administrator shall be an independent contractor and shall not be subject to the supervision of the Issuer with respect to the manner in which it accomplishes the performance of its obligations hereunder. Unless expressly authorized by the Issuer, the Administrator shall have no authority to act for or to represent the Issuer in any way (other than as permitted hereunder) and shall not otherwise be deemed an agent of the Issuer.

3	Administration Agreement (PILOT 2026-1)

5.             No Joint Venture. Nothing contained in this Agreement (i) shall constitute the Administrator and the Issuer as members of any partnership, joint venture, association, syndicate, unincorporated business or other separate entity, (ii) shall be construed to impose any liability as such on the Administrator or the Issuer or (iii) shall be deemed to confer on the Administrator or the Issuer any express, implied or apparent authority to incur any obligation or liability on behalf of the other.

6.             Other Activities of the Administrator. Nothing herein shall prevent the Administrator or its Affiliates from engaging in other businesses or, in its sole discretion, from acting in a similar capacity as an Administrator for any other Person even though such Person may engage in business activities similar to those of the Issuer, the Owner Trustee or the Indenture Trustee.

7.             Representations and Warranties of the Administrator. The Administrator represents and warrants to the Issuer and the Indenture Trustee as follows:

(a)            Existence and Power. The Administrator is a corporation validly existing and in good standing under the laws of its state of organization and has, in all material respects, all power and authority to carry on its business as now conducted. The Administrator has obtained all necessary licenses and approvals in each jurisdiction where the failure to do so would materially and adversely affect the ability of the Administrator to perform its obligations under the Transaction Documents or affect the enforceability or collectibility of the Receivables or any other part of the Collateral.

(b)            Authorization and No Contravention. The execution, delivery and performance by the Administrator of the Transaction Documents to which it is a party (i) have been duly authorized by all necessary action on the part of the Administrator and (ii) do not contravene or constitute a default under (A) any applicable law, rule or regulation, (B) its organizational documents or (C) any material agreement, contract, order or other instrument to which it is a party or its property is subject (other than violations which do not affect the legality, validity or enforceability of any of such agreements and which, individually or in the aggregate, would not materially and adversely affect the transactions contemplated by, or the Administrator’s ability to perform its obligations under, the Transaction Documents).

(c)            No Consent Required. No approval or authorization by, or filing with, any Governmental Authority is required in connection with the execution, delivery and performance by the Administrator of any Transaction Document other than (i) UCC filings, (ii) approvals and authorizations that have previously been obtained and filings that have previously been made and (iii) approvals, authorizations or filings which, if not obtained or made, would not have a material adverse effect on the enforceability or collectibility of the Receivables or any other part of the Collateral or would not materially and adversely affect the ability of the Administrator to perform its obligations under the Transaction Documents.

4	Administration Agreement (PILOT 2026-1)

(d)            Binding Effect. Each Transaction Document to which the Administrator is a party constitutes the legal, valid and binding obligation of the Administrator enforceable against the Administrator in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, receivership, conservatorship or other similar laws affecting the enforcement of creditors’ rights generally and, if applicable, the rights of creditors of corporations from time to time in effect or by general principles of equity.

8.             Administrator Replacement Events; Termination of the Administrator.

(a)            Subject to clause (d) below, the Administrator may resign its duties hereunder by providing the Issuer with at least sixty (60) days’ prior written notice.

(b)            Subject to clauses (d) and (e) below and Section 3.15 of the Indenture, the Issuer may remove the Administrator without cause by providing the Administrator with at least sixty (60) days’ prior written notice.

(c)            The occurrence of any one of the following events (each, an “Administrator Replacement Event”) shall also entitle the Issuer, subject to Section 19 hereof, to terminate and replace the Administrator:

(i)            any failure by the Administrator to duly observe or perform in any material respect any other of its covenants or agreements in this Agreement, which failure materially and adversely affects the rights of the Issuer or the Noteholders, and which continues unremedied for ninety (90) days after discovery thereof by a Responsible Officer of the Administrator or receipt by the Administrator of written notice thereof from the Indenture Trustee or Noteholders evidencing at least a majority of the aggregate Note Balance of the Outstanding Notes; or

(ii)           the Administrator suffers a Bankruptcy Event;

provided, however, that a delay in or failure of performance referred to under clause (i) above for a period of one hundred fifty (150) days will not constitute an Administrator Replacement Event if such delay or failure was caused by force majeure or other similar occurrence.

5	Administration Agreement (PILOT 2026-1)

(d)            If an Administrator Replacement Event shall have occurred, the Issuer may, subject to Section 19 hereof, by notice given to the Administrator and the Owner Trustee, terminate all or a portion of the rights and powers of the Administrator under this Agreement, including the rights of the Administrator to receive the annual fee for services hereunder for all periods following such termination; provided, however, that such termination shall not become effective until such time as the Issuer, subject to Section 19 hereof, shall have appointed a successor Administrator in the manner set forth below. Upon any such termination or upon a resignation of the Administrator in accordance with Section 8(a) hereof, all rights, powers, duties and responsibilities of the Administrator under this Agreement shall vest in and be assumed by any successor Administrator appointed by the Issuer, subject to Section 19 hereof, pursuant to a management agreement between the Issuer and such successor Administrator, containing substantially the same provisions as this Agreement (including with respect to the compensation of such successor Administrator), and the successor Administrator is hereby irrevocably authorized and empowered to execute and deliver, on behalf of the Administrator, as attorney-in-fact or otherwise, all documents and other instruments, and to do or accomplish all other acts or things necessary or appropriate to effect such vesting and assumption. Further, in such event, the Administrator shall use its commercially reasonable efforts to effect the orderly and efficient transfer of the administration of the Issuer to the new Administrator.

(e)            The Issuer, subject to Section 19 hereof, may waive in writing any Administrator Replacement Event by the Administrator in the performance of its obligations hereunder and its consequences. Upon any such waiver of a past Administrator Replacement Event, such Administrator Replacement Event shall cease to exist, and any Administrator Replacement Event arising therefrom shall be deemed to have been remedied for every purpose of this Agreement. No such waiver shall extend to any subsequent or other Administrator Replacement Event or impair any right consequent thereon.

9.             Action upon Termination, Removal or Resignation. Promptly upon the effective date of the termination, or the removal or resignation of the Administrator pursuant to Section 8, the Administrator shall be entitled to be paid by the Servicer all fees accruing to it to the date of such termination, removal or resignation.

10.           Liens. The Administrator will not directly or indirectly create, allow or suffer to exist any Lien on the Collateral other than Permitted Liens.

11.           Notices. All demands, notices and communications hereunder shall be in writing and shall be delivered or mailed by registered or certified first-class United States mail, postage prepaid, hand delivery, prepaid courier service or by electronic transmission and addressed in each case as specified on Schedule III to the SUBI Sale Agreement, or at such other address as shall be designated by any of the specified addressees in a written notice to the other parties hereto. Delivery shall occur only upon receipt or reported tender of such communication by an officer of the recipient entitled to receive such notices located at the address of such recipient for notices hereunder.

12.           Amendments.

(a)            Any term or provision of this Agreement may be amended by the Administrator without the consent of the Indenture Trustee, any Noteholder, the Issuer, the Owner Trustee or any other Person subject to the satisfaction of one of the following conditions:

(i)            the Administrator delivers an Opinion of Counsel to the Indenture Trustee to the effect that such amendment will not materially and adversely affect the interests of the Noteholders;

6	Administration Agreement (PILOT 2026-1)

(ii)           the Administrator delivers an Officer’s Certificate of the Administrator to the Indenture Trustee to the effect that such amendment will not materially and adversely affect the interests of the Noteholders; or

(iii)          the Rating Agency Condition is satisfied with respect to such amendment and the Administrator notifies the Indenture Trustee in writing that the Rating Agency Condition is satisfied with respect to such amendment.

(b)            This Agreement may also be amended from time to time by the Issuer, the Administrator and the Indenture Trustee, with the consent of the Holders of Notes evidencing not less than a majority of the aggregate Note Balance of the Outstanding Notes, for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or of modifying in any manner the rights of the Noteholders. It will not be necessary for the consent of Noteholders to approve the particular form of any proposed amendment, but it will be sufficient if such consent approves the substance thereof. The manner of obtaining such consents (and any other consents of Noteholders provided for in this Agreement) and of evidencing the authorization of the execution thereof by Noteholders will be subject to such reasonable requirements as the Indenture Trustee may prescribe, including the establishment of record dates pursuant to the Note Depository Agreement.

(c)            Any term or provision of this Agreement may also be amended from time to time by the Administrator for the purpose of conforming the terms of this Agreement to the description thereof in the Prospectus or, to the extent not contrary to the Prospectus, to the description thereof in an offering memorandum with respect to the Certificates, without the consent of the Indenture Trustee, any Noteholder, the Issuer, the Owner Trustee or any other Person; provided, however, that the Administrator shall provide written notification of the substance of such amendment to the Indenture Trustee and the Owner Trustee and promptly after the execution of any such amendment, the Administrator shall furnish a copy of such amendment to the Indenture Trustee and the Owner Trustee.

(d)            Prior to the execution of any amendment pursuant to this Section 12, the Administrator shall provide written notification of the substance of such amendment to each Rating Agency and the Owner Trustee; and promptly after the execution of any such amendment, the Administrator shall furnish a copy of such amendment to each Rating Agency, the Owner Trustee and the Indenture Trustee; provided, that no amendment pursuant to this Section 12 shall be effective which affects the rights, protections or duties of the Indenture Trustee or the Owner Trustee without the prior written consent of such Person (which consent shall not be unreasonably withheld or delayed).

(e)            Prior to the execution of any amendment to this Agreement, the Owner Trustee and the Indenture Trustee shall be entitled to receive and conclusively rely upon an Opinion of Counsel stating that the execution of such amendment is authorized or permitted by this Agreement and that all conditions precedent to the execution and delivery of such amendment have been satisfied. The Owner Trustee and the Indenture Trustee may, but shall not be obligated to, enter into any such amendment which adversely affects the Owner Trustee’s or the Indenture Trustee’s, as applicable, own rights, duties or immunities under this Agreement.

7	Administration Agreement (PILOT 2026-1)

13.           Governing Law; Submission to Jurisdiction; Waiver of Jury Trial.

(a)            THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL, SUBSTANTIVE LAWS OF THE STATE OF NEW YORK WITHOUT REFERENCE TO THE RULES THEREOF RELATING TO CONFLICTS OF LAW, OTHER THAN SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

(b)            Each of the parties hereto hereby irrevocably and unconditionally:

(i)            submits for itself and its property in any legal action or proceeding relating to this Agreement or any documents executed and delivered in connection herewith, or for recognition and enforcement of any judgment in respect thereof, to the nonexclusive general jurisdiction of the courts of the State of New York, the courts of the United States of America for the Southern District of New York and appellate courts from any thereof;

(ii)            consents that any such action or proceeding may be brought and maintained in such courts and waives any objection that it may now or hereafter have to the venue of such action or proceeding in any such court or that such action or proceeding was brought in an inconvenient court and agrees not to plead or claim the same;

(iii)          agrees that service of process in any such action or proceeding may be effected by mailing a copy thereof by registered or certified mail (or any substantially similar form of mail), postage prepaid, to such Person at its address determined in accordance with Section 11 of this Agreement;

(iv)          agrees that nothing herein shall affect the right to effect service of process in any other manner permitted by law or shall limit the right to sue in any other jurisdiction; and

(v)           to the extent permitted by applicable law, each party hereto irrevocably waives all right of trial by jury in any action, proceeding or counterclaim based on, or arising out of, under or in connection with this Agreement, any other Transaction Document, or any matter arising hereunder or thereunder.

14.           Headings. The section headings hereof have been inserted for convenience of reference only and shall not be construed to affect the meaning, construction or effect of this Agreement.

8	Administration Agreement (PILOT 2026-1)

15.           Counterparts. This Agreement may be executed in any number of counterparts, including in counterparts executed via electronic signature, each of which so executed shall be deemed to be an original, but all of such counterparts shall together constitute but one and the same instrument. Delivery of an executed counterpart of a signature page of this Agreement by electronic transmission shall be effective as delivery of a manually executed counterpart of this Agreement.

16.           Entire Agreement. The Transaction Documents contain a final and complete integration of all prior expressions by the parties hereto with respect to the subject matter thereof and shall constitute the entire agreement among the parties hereto with respect to the subject matter thereof, superseding all prior oral and written understandings. There are no unwritten agreements among the parties hereto with respect to the transactions described in the Transaction Documents.

17.           Severability of Provisions. If any one or more of the covenants, agreements, provisions or terms of this Agreement shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement.

18.           Not Applicable to PFS in Other Capacities; Merger of Administrator.

(a)            Nothing in this Agreement shall affect any obligation PFS may have in any other capacity.

(b)            Any entity into which PFS may be merged or converted or with which it may be consolidated, to which it may sell or transfer its business and assets as a whole or substantially as a whole or any entity resulting from any merger, sale, transfer, conversion or consolidation to which PFS shall be a party, or any entity succeeding to the business of PFS shall be the successor to PFS under this Agreement, shall be the successor to PFS under this Agreement, in each case, without the execution or filing of any additional paper or any further act on the part of any of the parties hereto.  This Agreement shall create and constitute the continuing obligations of the parties hereto in accordance with its terms, and shall remain in full force and effect until such time as the parties hereto shall agree.

19.           Benefits of the Administration Agreement. Nothing in this Agreement, expressed or implied, shall give to any Person other than the parties hereto and their successors hereunder, the Owner Trustee, any separate trustee or co-trustee appointed under Section 6.10 of the Indenture and the Noteholders, any benefit or any legal or equitable right, remedy or claim under this Agreement. For the avoidance of doubt, the Owner Trustee is a third party beneficiary of this Agreement and is entitled to the rights and benefits hereunder and may enforce the provisions hereof as if it were a party hereto.

20.           Assignment. Each party hereto hereby acknowledges and consents to the mortgage, pledge, assignment and Grant of a security interest by the Issuer to the Indenture Trustee pursuant to the Indenture for the benefit of the Noteholders of all of the Issuer’s rights under this Agreement. In addition, the Administrator hereby acknowledges and agrees that for so long as any Notes are Outstanding, the Indenture Trustee will have the right to exercise all waivers and consents, rights, remedies, powers, privileges and claims of the Issuer under this Agreement pursuant to the Grant of such security interest in the event the Issuer shall fail to exercise the same.

9	Administration Agreement (PILOT 2026-1)

21.           Nonpetition Covenant. Each party hereto agrees that, prior to the date which is one year and one day after payment in full of all obligations of each Bankruptcy Remote Party in respect of all securities issued by any Bankruptcy Remote Party (i) such party shall not authorize any Bankruptcy Remote Party to commence a voluntary winding-up or other voluntary case or other proceeding seeking liquidation, reorganization or other relief with respect to such Bankruptcy Remote Party or its debts under any bankruptcy, insolvency or other similar law now or hereafter in effect in any jurisdiction or seeking the appointment of an administrator, a trustee, receiver, liquidator, custodian or other similar official with respect to such Bankruptcy Remote Party or any substantial part of its property or to consent to any such relief or to the appointment of or taking possession by any such official in an involuntary case or other proceeding commenced against such Bankruptcy Remote Party, or to make a general assignment for the benefit of, its creditors generally, any party hereto or any other creditor of such Bankruptcy Remote Party, and (ii) none of the parties hereto shall commence or join with any other Person in commencing any proceeding against such Bankruptcy Remote Party under any bankruptcy, reorganization, arrangement, liquidation or insolvency law or statute now or hereafter in effect in any jurisdiction; provided, however, that the foregoing shall not prevent the Indenture Trustee from filing a proof of claim in any such Proceeding.

22.           Limitation of Liability of Owner Trustee and Indenture Trustee.

(a)            It is expressly understood and agreed by the parties that (i) this Agreement is executed and delivered on behalf of the Issuer by Wilmington Trust, National Association, not individually or personally, but solely in its capacity as Owner Trustee, at the direction of the Depositor in the exercise of the powers and authority conferred and vested in it under the Trust Agreement, (ii) each of the representations, warranties, undertakings and agreements herein made on the part of the Issuer is made and intended not as personal representations, warranties, undertakings and agreements by Wilmington Trust, National Association but is made and intended for the purpose of binding only, and is binding only on the Issuer, (iii) nothing herein contained shall be construed as creating any liability on Wilmington Trust, National Association, individually or personally or as Owner Trustee, to perform any covenant or obligation either expressed or implied contained herein of the Issuer, all such liability, if any, being expressly waived by the parties hereto and by any person claiming by, through or under the parties hereto, (iv) Wilmington Trust, National Association has made no and will make no investigation as to the accuracy or completeness of any representations or warranties made by the Issuer in this Agreement and (v) under no circumstances shall Wilmington Trust, National Association, be personally liable for the payment of any indebtedness, indemnity obligations or expenses of the Issuer or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by the Issuer under this Agreement or any other related documents, as to all of which recourse shall be limited to the assets of the Issuer.

10	Administration Agreement (PILOT 2026-1)

(b)            Notwithstanding anything contained herein to the contrary, this Agreement has been executed and delivered by U.S. Bank Trust Company, National Association, not in its individual capacity but solely in its capacity as Indenture Trustee, and in no event shall U.S. Bank Trust Company, National Association in its individual capacity have any liability for the representations, warranties, covenants, agreements or other obligations of the Issuer hereunder or in any of the certificates, notices or agreements delivered pursuant hereto as to all of which recourse shall be had solely to the assets of the Issuer.

23.           Each SUBI Separate; Assignees of SUBI. Each party hereto acknowledges and agrees (and each holder or pledgee of the Transaction SUBI Certificate, by virtue of its acceptance of such Transaction SUBI Certificate or pledge thereof, acknowledges and agrees) that (a) the Transaction SUBI is a separate series of the Origination Trust as provided in Section 3806(b)(2) of Chapter 38 of Title 12 of the Delaware Code, 12 Del. Code § 3801 et seq., (b)(i) the debts, liabilities, obligations and expenses incurred, contracted for or otherwise existing with respect to the Transaction SUBI or the Transaction SUBI Portfolio shall be enforceable against the Transaction SUBI Portfolio only and not against any Other SUBI Assets or the UTI Portfolio and (ii) the debts, liabilities, obligations and expenses incurred, contracted for or otherwise existing with respect to any Other SUBI, any Other SUBI Portfolio, the UTI or the UTI Portfolio shall be enforceable against such Other SUBI Portfolio or the UTI Portfolio only, as applicable, and not against the Transaction SUBI or any Transaction SUBI Assets, (c) except to the extent required by law, UTI Assets or SUBI Assets with respect to any SUBI (other than the Transaction SUBI) shall not be subject to the claims, debts, liabilities, expenses or obligations arising from or with respect to the Transaction SUBI in respect of such claim, (d)(i) no creditor or holder of a claim relating to the Transaction SUBI or the Transaction SUBI Portfolio shall be entitled to maintain any action against or recover any assets allocated to the UTI or the UTI Portfolio or any Other SUBI or any Other SUBI Assets, and (ii) no creditor or holder of a claim relating to the UTI, the UTI Portfolio or any Other SUBI or any Other SUBI Assets shall be entitled to maintain any action against or recover any assets allocated to the Transaction SUBI and (e) any purchaser, assignee or pledgee of an interest in the Transaction SUBI or the Transaction SUBI Certificate must, prior to or contemporaneously with the grant of any such assignment, pledge or security interest, (i) give to the Origination Trust a non-petition covenant substantially similar to that set forth in Section 6.9 of the Origination Trust Agreement, and (ii) execute an agreement for the benefit of each holder, assignee or pledgee from time to time of the UTI or UTI Certificate and any Other SUBI or Other SUBI Certificate, to release all claims to the assets of the Origination Trust allocated to the UTI Portfolio and each Other SUBI Portfolio and in the event that such release is not given effect, to fully subordinate all claims it may be deemed to have against the assets of the Origination Trust allocated to the UTI Portfolio and each Other SUBI Portfolio.

24.           Delegation of Duties. The Administrator may, at any time without notice or consent, delegate (a) any or all of its duties under the Transaction Documents to any of its Affiliates or (b) specific duties to sub-contractors or other professional services firms (including accountants, outside legal counsel or similar concerns) who are in the business of performing such duties; provided, that no such delegation shall relieve the Administrator of its responsibility with respect to such duties and the Administrator shall remain obligated hereunder as if the Administrator alone were performing such duties.

11	Administration Agreement (PILOT 2026-1)

25.           Definitions; Other Interpretive Provisions.

(a)            Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned such terms in Appendix A to the SUBI Sale Agreement dated as of the date hereof (as amended, restated, supplemented or otherwise modified and in effect from time to time, the “SUBI Sale Agreement”) by and between Porsche Funding Limited Partnership, as seller, and Porsche Auto Funding LLC, as buyer.

(b)            For purposes of this Agreement, unless the context otherwise requires: (i) terms defined in Article 9 of the UCC as in effect in the relevant jurisdiction and not otherwise defined in this Agreement are used as defined in that Article; (ii) the words “hereof,” “herein” and “hereunder” and words of similar import refer to this Agreement as a whole and not to any particular provision of this Agreement; (iii) references to any Article, Section, Schedule, Appendix or Exhibit are references to Articles, Sections, Schedules, Appendices and Exhibits in or to this Agreement and references to any paragraph, subsection, clause or other subdivision within any Section or definition refer to such paragraph, subsection, clause or other subdivision of such Section or definition; (iv) the term “including” and all variations thereof means “including without limitation”; (v) except as otherwise expressly provided herein, references to any law or regulation refer to that law or regulation as amended from time to time and include any successor law or regulation; (vi) references to any Person include that Person’s successors and assigns; (vii) unless the context otherwise requires, defined terms shall be equally applicable to both the singular and plural forms; and (viii) headings are for purposes of reference only and shall not otherwise affect the meaning or interpretation of any provision hereof.

26.           Electronic Signatures and Transmission.

(a)            For purposes of this Agreement, any reference to “written” or “in writing” means any form of written communication, including, without limitation, electronic signatures, and any such written communication may be transmitted by electronic transmission. The term “electronic signature” shall mean any electronic symbol or process attached to, or associated with, a contract or other record and adopted by a person with the intent to sign, authenticate or accept such contract or record. Each of the parties hereto agrees that this Agreement, any addendum or amendment hereto or any other document necessary for the consummation of the transactions contemplated by this Agreement may be accepted, executed or agreed to through the use of an electronic signature in accordance with the E-Sign Act, UETA or any applicable state law. Each of the parties hereto are authorized to accept written instructions, directions, reports, notices or other communications delivered by electronic transmission and shall not have any duty or obligation to verify or confirm that the Person sending instructions, directions, reports, notices or other communications or information by electronic transmission is, in fact, a Person authorized to give such instructions, directions, reports, notices or other communications or information on behalf of the party purporting to send such electronic transmission; and none of the parties hereto shall have any liability for any losses, liabilities, costs or expenses incurred or sustained by any party as a result of such reliance upon or compliance with such instructions, directions, reports, notices or other communications or information delivered to such party, including, without limitation, the risk of such party acting on unauthorized instructions, notices, reports or other communications or information, and the risk of interception and misuse by third parties.

12	Administration Agreement (PILOT 2026-1)

(b)            Any requirement in this Agreement that a document, including this Agreement, is to be signed or authenticated by “manual signature” or similar language shall not be deemed to prohibit signature by electronic signature and shall not be deemed to prohibit delivery thereof by electronic transmission.

27.           Indenture Trustee. In acting hereunder, the Indenture Trustee shall have the rights, protections, immunities and indemnities granted to it under the Indenture.

28.           Multiple Roles. It is expressly acknowledged, agreed and consented to that Wilmington Trust Company will be acting in the capacity of Origination Trustee and its affiliate, Wilmington Trust, National Association will be acting in the capacity as Owner Trustee. Wilmington Trust Company and Wilmington Trust, National Association may, in such capacities, discharge its separate functions fully, without hindrance or regard to conflict of interest principles, duty of loyalty principles or other equitable principles to the extent that any such conflict or breach arises from the performance by Wilmington Trust Company of its express duties set forth in the Origination Trust Agreement or the performance by Wilmington Trust, National Association of its express duties set forth in the Trust Agreement, all of which defenses, claims or assertions are waived by the parties hereto.

[SIGNATURES ON NEXT PAGE]

13	Administration Agreement (PILOT 2026-1)

IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed and delivered as of the day and year first above written.

PORSCHE INNOVATIVE LEASE OWNER TRUST 2026-1

By:	Wilmington Trust, National Association, not in its individual capacity but solely as Owner Trustee

By:	/s/ Clarice Wright
Name:	Clarice Wright
Title:	Vice President

S-1	Administration Agreement (PILOT 2026-1)

PORSCHE FINANCIAL SERVICES, INC.,
as Administrator

By:	/s/ Nicolas Leduc
Name:	Nicolas Leduc
Title:	President and CEO

By:	/s/ Eli Yaremenko
Name:	Eli Yaremenko
Title:	Assistant Treasurer

S-2	Administration Agreement (PILOT 2026-1)

U.S. BANK TRUST COMPANY, NATIONAL ASSOCIATION,
not in its individual capacity but solely as Indenture Trustee

By:	/s/ Jose A. Galarza
Name:	Jose A. Galarza
Title:	Vice President

S-3	Administration Agreement (PILOT 2026-1)

Joinder of Servicer:

PORSCHE FINANCIAL SERVICES, INC., as Servicer, joins in this Agreement solely for purposes of Section 3 and Section 1(f).

PORSCHE FINANCIAL SERVICES, INC.,
as Servicer

By:	/s/ Nicolas Leduc
Name:	Nicolas Leduc
Title:	President and CEO

By:	/s/ Eli Yaremenko
Name:	Eli Yaremenko
Title:	Assistant Treasurer

S-4	Administration Agreement (PILOT 2026-1)